UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 27, 2010

                                  K-Fed Bancorp
                                  -------------
             (Exact name of registrant as specified in its charter)

         Federal                         000-50592               20-0411486
         -------                         ---------               ----------
(State or other jurisdiction)       (Commission File No.)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                     1359 N. Grand Avenue, Covina, CA 91722
                     --------------------------------------
                     Address of principal executive offices

                                 (626) 339-9663
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former name or former address if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01.  OTHER EVENTS.

On May 27, 2010, the Boards of Directors of K-Fed Bancorp (the "Company"), K-Fed Mutual Holding Company, (the "Mutual Holding Company"), and Kaiser Federal Bank (the "Bank") each adopted the Plan of Conversion and Reorganization of the Mutual Holding Company (the "Plan") pursuant to which the Mutual Holding Company will undertake a "second-step" conversion and cease to exist. The Bank will reorganize from a two-tier mutual holding company structure to a stock holding company structure. The Mutual Holding Company currently owns approximately 66.7% of the shares of common stock of the Company.

Pursuant to the Plan, (i) the Bank will become a wholly owned subsidiary of Kaiser Federal Financial Group, Inc. a Maryland corporation ("New Holding Company"), (ii) the shares of common stock of the Company held by persons other than the Mutual Holding Company (whose shares will be canceled) will be converted into shares of common stock of the New Holding Company pursuant to an exchange ratio designed to preserve the percentage ownership interests of such persons, and (iii) the New Holding Company will offer and sell shares of commons stock representing the ownership interest of the Mutual Holding Company to eligible members of the Mutual Holding Company in a subscription offering. The Plan is subject to regulatory approval as well as the approval of the Bank's depositors and the Company's stockholders (including the approval of a majority of the shares held by persons other than the Mutual Holding Company).

Shares not subscribed for in the subscription offering are expected to be available for sale in a community offering to members of the local community and the general public, and if necessary in a syndicated community offering. The number and price of shares to be sold in the conversion offering and the exchange ratio for current stockholders of the Company will be based on an independent appraisal. A copy of the Plan is filed as Exhibit 2.1 hereto and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.
     2.1 Plan of Conversion and Reorganization of K-Fed Mutual Holding Company (Incorporated by reference to Exhibit 2 to the Registration
           Statement on Form S-1, filed by Kaiser Federal Financial
           Group, Inc. with the Securities and Exchange Commission on May
           28, 2010 (File No. 333-167179).



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       K-FED BANCORP


DATE:  June 2, 2010                    By: /s/ Kay M. Hoveland
                                           -------------------------------------
                                           Kay M. Hoveland
                                           President and Chief Executive Officer